Guarantees	12 Months Ended
Dec. 31, 2014
Guarantees [Abstract]
Guarantees
GUARANTEES
We extend a variety of financial guarantees to third parties. As of December 31, 2014 and 2013, the following financial guarantees were outstanding:

	December 31, 2014		December 31, 2013
(dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
Commercial aerospace financing arrangements (see Note 5)	$632	$21	$615	$25
Credit facilities and debt obligations—unconsolidated subsidiaries (expire 2015 to 2034)	211	15	231	6
Performance guarantees	136	—	150	—

As disclosed in Note 3, we completed the sale of substantially all operations of Rocketdyne to GenCorp Inc. on June 14, 2013. Following the sale, certain guarantees of Rocketdyne's performance under existing contracts remain in place, which resulted in an increase in our performance guarantees of approximately $81 million, with no associated significant carrying amount of a liability as of December 31, 2014.
We also have obligations arising from sales of certain businesses and assets, including those from representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The maximum potential payment related to these obligations is not a specified amount as a number of the obligations do not contain financial caps. The carrying amount of liabilities related to these obligations was $186 million and $189 million at December 31, 2014 and 2013, respectively. For additional information regarding the environmental indemnifications, see Note 17.
We accrue for costs associated with guarantees when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts, and where no amount within a range of estimates is more likely, the minimum is accrued. In accordance with the Guarantees Topic of the FASB ASC we record these liabilities at fair value.
We provide service and warranty policies on our products and extend performance and operating cost guarantees beyond our normal service and warranty policies on some of our products, particularly commercial aircraft engines. In addition, we incur discretionary costs to service our products in connection with specific product performance issues. Liabilities for performance and operating cost guarantees are based upon future product performance and durability, and are largely estimated based upon historical experience. Adjustments are made to accruals as claim data and historical experience warrant. The changes in the carrying amount of service and product warranties and product performance guarantees for the years ended December 31, 2014 and 2013 are as follows:

	Year ended December 31,
(dollars in millions)	2014	2013
Balance as of January 1	$1,360	$1,332
Warranties and performance guarantees issued	337	313
Settlements made	(344)	(287)
Other	(40)	2
Balance as of December 31	$1,313	$1,360